UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

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[X]             Definitive Proxy Statement
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[   ]            Soliciting Material Pursuant to §240.14a-12

Quaint Oak Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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April 5, 2019

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Quaint Oak Bancorp, Inc.  The meeting will be held at our headquarters, located at 501 Knowles Avenue, Southampton, Pennsylvania, 18966 on Wednesday, May 8, 2019 at 2:00 p.m., Eastern time.  The matters to be considered by shareholders at the annual meeting are described in the accompanying materials.

It is very important that your shares be voted at the annual meeting regardless of the number you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting.  This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

On behalf of the Board of Directors and all of the employees of Quaint Oak Bancorp, I thank you for your continued interest and support.

Sincerely,

Robert T. Strong President and Chief Executive Officer

QUAINT OAK BANK
Main Office:
501 Knowles Avenue
Southampton, PA 18966
Regional Office:
1710 Union Boulevard
Allentown, PA 18190
MARKET AREA
1 Quaint Oak Bancorp, Inc.
501 Knowles Avenue
Southampton, PA 18966
Regional Banking Offices
1 Main Office
Delaware Valley
501 Knowles Avenue
Southampton, PA 18966
2 Lehigh Valley
1710 Union Boulevard
Allentown, PA 18109
3 Quaint Oak Insurance Office
New Britain Village Square
Shopping Center
4275 County Line Road, Suite 14
Chalfont, PA 18914
4 Quaint Oak Mortgage
Banking Office
100 Spring Garden Street
Philadelphia, PA 19123
Northampton County
Lehigh County
2
Allentown
Bucks County
Chalfont
3
Southampton
1
Montgomery County
City of Philadelphia
4
PENNSYLVANIA
Harrisburg

The main office is located in the Southampton Shopping Center at the intersection of Knowles Avenue and 2nd Street Pike. The entrance is on Knowles Avenue, and we are located at the northwest corner of the shopping center.

If you are driving from:

1-95 and Street Road: proceed west on Street Road approximately 8½ miles. Turn left on Knowles Avenue and proceed 0.3 miles.

Pennsylvania Turnpike and Route 1 South: proceed west on Street Road approximately 5 miles. Turn left on Knowles Avenue and proceed 0.3 miles.

Bustleton Avenue: proceed north on Bustleton Avenue to Street Road. Turn left and proceed approximately 2½ miles. Turn left on Knowles Avenue and proceed 0.3 miles.

Huntingdon Pike (Route 232): proceed north on Huntingdon Pike. Huntington Pike becomes 2nd Street Pike. Turn left on Knowles Avenue.

QUAINT OAK BANCORP, INC. 501 Knowles Avenue Southampton, Pennsylvania 18966 (866) 795-4499
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME	2:00 p.m., Eastern time, Wednesday, May 8, 2019

PLACE	Quaint Oak Bank 501 Knowles Avenue Southampton, Pennsylvania 18966

ITEMS OF BUSINESS	(1) To elect three directors for a three-year term expiring in 2022, and until their successors are elected and qualified;

(2) To adopt a non-binding resolution approving the compensation of our named executive officers;

(3) To consider an advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers;

(4) To ratify the appointment of S.R. Snodgrass, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and

To transact such other business, as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

RECORD DATE	Holders of Quaint Oak Bancorp common stock of record at the close of business on March 19, 2019, are entitled to vote at the meeting.

ANNUAL REPORT	Our 2018 Annual Report to Shareholders is enclosed but is not a part of the proxy solicitation materials.

PROXY VOTING
It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the proxy card sent to you.  Most shareholders whose shares are held in “street” name with a broker or other nominee can also vote their shares over the Internet or by telephone.  If Internet or telephone voting is available to you, voting instructions are printed on the voting instruction form you received.  You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS Diane J. Colyer Corporate Secretary
Southampton, Pennsylvania April 5, 2019

PROXY STATEMENT
OF
QUAINT OAK BANCORP, INC.

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

We are furnishing this proxy statement to holders of common stock of Quaint Oak Bancorp, Inc., the parent holding company of Quaint Oak Bank. Proxies are being solicited on behalf of our Board of Directors for use at the Annual Meeting of Shareholders to be held at our corporate headquarters located at 501 Knowles Avenue, Southampton, Pennsylvania, 18966 on Wednesday, May 8, 2019 at 2:00 p.m., Eastern time, and at any adjournment thereof for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.  This proxy statement is first being mailed to shareholders on or about April 5, 2019.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 8, 2019.  This proxy statement and our 2018 Annual Report are available on our website at www.quaintoak.com/investors/annual-meeting.

What is the purpose of the annual meeting?

At our annual meeting, shareholders will act upon the matters outlined in the attached Notice of Annual Meeting of Shareholders, including the election of directors, adoption of a non-binding resolution approving the compensation of our named executive officers, an advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers and the ratification of our independent registered public accounting firm.  In addition, management may report on the performance of Quaint Oak Bancorp and respond to questions from shareholders.

Who is entitled to vote?

Only our shareholders of record as of the close of business on the voting record date for the annual meeting, March 19, 2019, are entitled to vote at the meeting. On the record date, we had 1,977,228 shares of common stock issued and outstanding and no other class of equity securities outstanding.  For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

After you have carefully read this proxy statement, indicate on your proxy card how you want your shares to be voted.  Then sign, date and mail your proxy card in the enclosed prepaid return envelope as soon as possible.  This will enable your shares to be represented and voted at the annual meeting.

If my shares are held in “street name” by my broker, could my broker automatically vote my shares?

Your broker may not vote on the election of directors, the proposal to adopt the non-binding resolution approving the compensation of our named executive officers and the advisory vote on the frequency of the non-binding proposals to approve the compensation of our named executive officers if you do not furnish instructions for proposals one, two and three. You should use the voting instruction form or broker card provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares may not be voted or may be considered “broker non-votes.”

Your broker may vote in his or her discretion on the ratification of the appointment of our independent registered public accounting firm if you do not furnish instructions.  If your broker votes in his or her discretion on proposal four and you did not provide instructions on the other proposals, then your shares will be considered “broker non-votes” on proposals one, two and three.

Can I attend the meeting and vote my shares in person?

All shareholders are invited to attend the annual meeting.  Shareholders of record can vote in person at the annual meeting.  If your shares are held in “street name,” then you are not the shareholder of record and you must ask your broker or other nominee about how you can vote at the annual meeting.

Can I change my vote after I return my proxy card?

Yes.  If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy card.

●	First, you may complete and submit a new proxy card. Any earlier proxies will be revoked automatically.

●
Second, you may send a written notice to the Secretary of Quaint Oak Bancorp, Inc., Ms. Diane J. Colyer, Corporate Secretary, Quaint Oak Bancorp, Inc., 501 Knowles Avenue, Southampton, Pennsylvania 18966, in advance of the meeting stating that you would like to revoke your proxy.

●	Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

If your shares are held in street name and you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

The presence at the annual meeting, in person or by proxy, of the holders of a majority of the votes that all shareholders are entitled to cast on a particular matter to be acted upon at the annual meeting will constitute a quorum.  Proxies received but marked as abstentions will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors’ recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement.  In summary, the Board of Directors recommends that you vote (i) FOR the nominees for director described herein, (ii) FOR approval of the non-binding resolution to approve the compensation of our named executive officers (iii) for THREE (3) YEARS on the advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers, and  (iv) FOR ratification of the appointment of S.R. Snodgrass, P.C. as our independent registered public accounting firm for the year ending December 31, 2019.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.  Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

Directors are elected by a plurality of the votes cast with a quorum, a majority of the outstanding shares entitled to vote represented in person or by proxy, present.  The three persons who receive the greatest number of votes of the holders of common stock represented in person or by proxy at the annual meeting will be elected directors.  The affirmative vote of a majority of the votes cast by shareholders entitled to vote at the annual meeting is required for the approval of the proposal to adopt the non-binding resolution approving the compensation of our named executive officer and the approval of the proposal to ratify the appointment of our independent registered public accounting firm for the year ending December 31, 2019. The frequency of the advisory vote on the non-binding resolution to approve the compensation of our named executive officers receiving the greatest number of votes (either three years, two years or one year) will be the frequency that shareholders approve. Under the Pennsylvania Business Corporation Law, abstentions and broker non-votes do not constitute votes cast and will not affect the vote required for the proposal to ratify the appointment of the independent registered public accounting firm and the  non-binding resolution approving the compensation of our named executive officers.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

Our Articles of Incorporation provide that the Board of Directors will be divided into three classes as nearly equal in number as the then total number of directors constituting the Board of Directors permits.  The directors are elected by our shareholders for staggered terms, and until their successors are elected and qualified.  At the annual meeting, shareholders of Quaint Oak Bancorp will be asked to elect one class of directors, consisting of three directors, for a three-year term expiring in 2022, and until their successors are elected and qualified.

Our Nominating and Corporate Governance Committee has recommended the re-election of Messrs. Augustine, Gant and Strong as directors.  No director is related to any other director or executive officer by first cousin or closer, except Messrs. Ager and DiPiero who are brothers-in-law.  Each nominee and each director whose term continues currently serves as a director of Quaint Oak Bancorp and its subsidiary, Quaint Oak Bank.

Unless otherwise directed, each proxy card signed and returned by a shareholder will be voted for the election of the nominees for director listed below.  If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors.  At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

The tables on the following pages present information concerning the nominees for director and each director whose term continues, including tenure as a director.  Terms as directors for all directors other than Mr. Clarke include service as a director of Quaint Oak Bank prior to the formation of Quaint Oak Bancorp in 2007.  Ages are reflected as of March 19, 2019.

Nominees for Director for a Three-Year Term Expiring in 2022

Name	Age and Principal Occupation During the Past Five Years/ Public Directorships

John J. Augustine, CPA
Director.  Chief Financial Officer of Quaint Oak Bancorp and Chief Financial Officer and Treasurer of Quaint Oak Bank since October 5, 2009 and Executive Vice President of Quaint Oak Bancorp and Quaint Oak Bank since May 2016 and May 2013, respectively.  Previously, Senior Audit Manager of Teleflex, Inc., Limerick, Pennsylvania from February 2006 to September 2009.  Prior thereto, Mr. Augustine was a self-employed consultant for JJA Consulting, Lansdale, Pennsylvania from January 2004 to February 2006; and Executive Vice President and Chief Financial Officer of Reda Sports, Inc., West Easton, Pennsylvania from March 1997 to January 2004. Age 66.

Mr. Augustine has served as a Director since 2000. As a certified public accountant, he brings extensive business and consulting experience to the Board. He has more than 25 years of service with financial institutions, including serving as Vice President and Controller for Vista Bancorp, Inc., and Assistant Controller of Germantown Savings Bank.

Kenneth R. Gant, MBA
Director.  Non-employee Secretary/Treasurer of Quaint Oak Bank’s Board through July 2007. Currently, Associate Agent of Landis Agencies, Operations Manager, Quakertown, Pennsylvania; previously, Owner, Gant Insurance Agency, Doylestown, Pennsylvania from September 2006 to January 2008. Prior thereto, Agency Development Manager, National Grange Insurance Company, Keene, New Hampshire from February 2005 to April 2006; consultant for Quaint Oak Bank from July 2003 to February 2005; previously Chief Operating Officer, GMG Insurance Agency, Newtown, Pennsylvania, from 1980 to June 2003. Age 60.

Mr. Gant has served as a Director since 1986, and brings the perspective of risk management to the Board from his business life involvement, at many levels, in the insurance business. Mr. Gant has also earned his MBA degree which brings a higher view of business activities to his position as Director.  Mr. Gant also holds the CIC (Certified Insurance Counselor), CPCU (Chartered Property and Casualty Underwriter) and CRM (Certified Risk Manager) designations.

Robert T. Strong
Director.  President and Chief Executive Officer of Quaint Oak Bancorp and Quaint Oak Bank since March 2007 and June 2001, respectively.  Previously, Owner and President of Strong Financial Corporation, Southampton, Pennsylvania.  Prior thereto, Mr. Strong was responsible for residential mortgage banking as Senior Vice President of Prime Bank, Fort Washington, Pennsylvania. Age 72.

Mr. Strong has served as a Director since 2000 and, having focused his professional career in banking brings an extensive background in financial institutions and leadership expertise to the Board. Mr. Strong also brings entrepreneurial business knowledge and experience to the Board through his prior ownership and operation of Strong Financial Corporation. He has extensive mortgage banking experience in the Bank’s market area and significant knowledge of the local real estate market.

The Board of Directors recommends that you vote FOR election of the nominees for Director.

Directors Whose Terms Are Continuing

Directors Whose Terms Expire in 2020

Name	Age and Principal Occupation During the Past Five Years/ Public Directorships

George M. Ager	Director. Currently retired. Previously, Vice Chairman of the Board of Quaint Oak Bank from 1984 to April 2007. Age 82.

Mr. Ager has served as a Director since 1968 and brings the perspective of intimate knowledge of the Philadelphia area to the Board.  Philadelphia has been described as a City of neighborhoods and Mr. Ager has worked the majority of them through his prior employment with a major utility company.  This geographic knowledge overlays the Bank’s major investment area.

James J. Clarke, Ph.D.
Director.  Principal of Clarke Consulting, Villanova, Pennsylvania, a financial institution consulting firm specializing in asset/liability management, strategic planning and board/management education, since 2002. Trustee of Reliance Bank, Altoona, Pennsylvania since August 1995. Trustee of Phoenixville Federal Bank and Trust, Phoenixville, Pennsylvania from January 2011 to 2015. Director and Chair of the Audit Committee of Wright Investors’ Service, a privately held company, Milford, Connecticut, since December 2002. Prior thereto, Mr. Clarke served as Professor of Finance and Economics, Villanova University from 1972 to 2002. Age 77.

Mr. Clarke has served as a Director since 2007 and holds the position of Chairman of the Asset and Liability Committee. His background as a professor of finance and economics and currently as a consultant to the banking industry brings unusual depth and perspective as a Director.

Directors Whose Terms Expire in 2021

Name	Age and Principal Occupation During the Past Five Years/ Public Directorships

Andrew E. DiPiero, Jr., Esq.
Director.  Attorney with Baratta, Russell & Baratta, Huntingdon Valley, Pennsylvania, since November 2011. Prior thereto, Partner with Stampone, D’Angelo, Renzi, DiPiero, Attorneys at Law, P.C., Cheltenham, Pennsylvania, since June 2004. Age 66.

Mr. DiPiero has served as a Director since 1984 and holds the position of Chairman of the Audit Committee. He brings the expertise of a practicing attorney to the Board of Directors and has an insight into both the Delaware and the Lehigh Valley market areas, having represented numerous clients in these areas. Additionally, he is Board Certified as a Civil Trial Advocate by the National Board of Trial Advocacy. Mr. DiPiero is AV rated by Martindale Hubbell and has been awarded the designation of Super Lawyer by Philadelphia Magazine for every year since 2006.

Robert J. Phillips
Chairman of the Board of Quaint Oak Bancorp and Quaint Oak Bank since 2007 and 1984, respectively. Partner, Phillips and Phillips Enterprises, Doylestown, Pennsylvania since March 2005. Previously, President, Shipping Connections, Inc., Bristol, Pennsylvania from October 1996 to October 2003. Age 72.

Mr. Phillips has served as a director since 1968 and Chairman since 1984. Mr. Phillips also acts as a liaison to the Bank’s community serving in the position of Director of the Centennial Education Foundation along with being a Director and past President of the Southampton Business and Professional Association. He has been honored in 2010 with the Southampton Outstanding Citizen Citation.

Executive Officers Who Are Not Also Directors

Set forth below is information with respect to the principal occupations during the last five years for the three executive officers of Quaint Oak Bancorp and/or our subsidiary, Quaint Oak Bank, who do not also serve as directors of Quaint Oak Bancorp.  Ages are reflected as of March 19, 2019.

Diane J. Colyer, age 60 years, has served as Senior Vice President of Quaint Oak Bancorp since May 2016 and Corporate Secretary since April 2007.  Previously, Ms. Colyer served as Chief Operating Officer of Quaint Oak Bancorp from October 2009 through May 2016 and Treasurer of Quaint Oak Bancorp from July 2008 through May 2010.  Ms. Colyer also serves as Senior Vice President of Quaint Oak Bank since May 2016 and Corporate Secretary since April 2007.   Previously, Ms. Colyer served as Chief Operating Officer of Quaint Oak Bank from October 2009 through May 2016, Treasurer of Quaint Oak Bank from May 2009 through May 2010, System Security Officer from July 2000 to May 2014, and Network Administrator from May 2001 to May 2014.

William R. Gonzalez, age 35 years, has served as Senior Vice President, Business Development of Quaint Oak Bank since May 2013. Mr. Gonzalez has served as President and Chief Executive Officer of Quaint Oak Real Estate, LLC and Quaint Oak Abstract, LLC since July 2009, QOB Properties, LLC since May 2014 and Quaint Oak Insurance Agency, LLC since May 2016.  Mr. Gonzalez served as President and Chief Executive Officer of Quaint Oak Mortgage since May 2013.

Robert Farrer, age 53 years, has served as Vice President Risk and Compliance since May 2016. Mr. Farrer served as Vice President Operations of Quaint Oak Bank from May 2015 through May 2016, Compliance Officer from April 2006 to May 2016, Chief Risk Officer from May 2010 to May 2016, Information Technology Security Officer since May 2014 and Community Reinvestment Act Officer since April 2006. Previously, Mr. Farrer served as Security Officer from April 2006 until May 2013,

Committees and Meetings of the Board of Directors

The Board of Directors of Quaint Oak Bancorp has established a Compensation Committee, Audit Committee and Nominating and Corporate Governance Committee. During the fiscal year ended December 31, 2018, the Board of Directors of Quaint Oak Bancorp held twelve regular meetings.  No director attended fewer than 75% of the total number of Board meetings and committee meetings on which he served that were held during this period.  The Board of Directors has determined that a majority of its members are independent directors as “independent director” is defined in the Nasdaq listing standards.  Our independent directors are Messrs. Ager, Clarke, DiPiero, Gant and Phillips. In determining Mr. Ager’s independence, the Board considered that Mr. Ager’s spouse serves as a non-executive employee of Quaint Oak Bank in her capacity as Assistant Secretary/Deposit Services.

Committee Membership. The following table sets forth the membership of the committees as of the date of this proxy statement.

Director	Audit	Compensation	Nominating and Corporate Governance
James J. Clarke, Ph.D.		*
Andrew E. DiPiero, Jr., Esq.	**	*
Kenneth R. Gant, MBA	*		*
Robert J. Phillips	*	**	*
________________
*	Member
**	Chairman

    Audit Committee.  The primary purpose of the Audit Committee, as set forth in the committee’s charter, is to assist the Board of Directors in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices.  The Audit Committee reviews with management and the independent auditors the systems of internal control, reviews the annual financial statements, including the Annual Report on Form 10-K, and monitors our adherence in accounting and financial reporting to generally accepted accounting principles.  The Board of Directors has not identified a member of the Audit Committee who meets the Securities and Exchange Commission’s definition of audit committee financial expert.  The Board of Directors believes that the Audit Committee members have sufficient expertise to fulfill their fiduciary duties.

The Audit Committee meets on an as needed basis and met four times in 2018.  The Board of Directors and the Audit Committee adopted an Audit Committee Charter which is available on our website at www.quaintoak.com under the “Investor Relations” heading.

Compensation Committee.  The Compensation Committee reviews the compensation of our executive officers and met twice in 2018.  No member of the Compensation Committee is a current or former officer or employee of Quaint Oak Bancorp or Quaint Oak Bank.  The Compensation Committee has adopted a written charter which is available on our website at www.quaintoak.com under the “Investor Relations” heading.

Nominating and Corporate Governance Committee.  Nominations for director of Quaint Oak Bancorp are reviewed by the Nominating and Corporate Governance Committee and submitted to the full Board of Directors for approval.  The Nominating and Corporate Governance Committee met once during 2018.  The Charter of the Nominating and Corporate Governance Committee is available on our website at www.quaintoak.com under the “Investor Relations” heading.

Board Leadership Structure

Mr. Robert T. Strong serves as our President and Chief Executive Officer and Mr. Robert J. Phillips serves as our Chairman of the Board.  The Board of Directors has determined that the separation of the offices of Chairman of the Board and President enhances Board independence and oversight. Further, the separation of the Chairman of the Board permits the President and Chief Executive Officer to better focus on his responsibilities of managing the daily operations of Quaint Oak Bancorp and Quaint Oak Bank, enhancing shareholder value and expanding and strengthening our franchise while allowing the Chairman of the Board to lead the Board of Directors in its fundamental role of providing independent oversight and advice to management.  Mr. Phillips is an independent director under the rules of the Nasdaq Stock Market.

Board’s Role in Risk Oversight

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk.  Management is responsible for the day-to-day management of the risks Quaint Oak Bancorp faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk oversight role, the Board of Directors ensures that the risk management processes designed and implemented by management are adequate and functioning as designed.  In this regard, the Chairman of the Board meets regularly with management to discuss strategy and risks facing Quaint Oak Bancorp.

Two of our senior executive officers, Mr. Strong and Mr. Augustine, serve on our Board of Directors.  Other members of our senior management attend the Board meetings and are available to address any questions or concerns raised by the Board on risk management or other matters.  Quaint Oak Bank has established an Asset-Liability Committee (“ALCO”), Risk Management Committee and Loan Committee composed of members of the Board and senior management.  The Chairman of the Board and independent directors work together to provide strong, independent oversight of Quaint Oak Bancorp’s management and affairs.

Directors’ Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of shareholders, we expect that our directors will attend, absent a valid reason for not doing so.  All of our directors attended our annual meeting of shareholders held in May 2018.

Director Nominations

The Nominating and Corporate Governance Committee’s charter sets forth certain criteria the committee may consider when recommending individuals for nomination to the Board including:

●	ensuring that the Board of Directors, as a whole, is diverse by considering:

o	individuals with various and relevant career experience;
o	relevant technical skills;
o	industry knowledge and experience;
o	financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the U.S. Securities and Exchange Commission); and
o	local or community ties, and

●	minimum individual qualifications, including:

o	strength of character;
o	mature judgment;
o	familiarity with our business and industry;
o	independence of thought; and
o	an ability to work collegially.

The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.  The Nominating and Corporate Governance Committee will also consider candidates for director suggested by other directors, as well as our management and shareholders.  A shareholder who desires to recommend a prospective nominee for the Board of Directors should notify our Corporate Secretary in writing providing whatever supporting material the shareholder considers appropriate.  Any shareholder wishing to make a nomination must follow our procedures for shareholder nominations which are described under “Shareholder Proposals, Nominations and Communications with the Board of Directors.”

Director Compensation

Director Compensation Table.  The following table sets forth total compensation paid to each director who served as a director of Quaint Oak Bank during 2018, other than Messrs. Strong and Augustine whose compensation is set forth below under “Executive Compensation.”  Quaint Oak Bank does not have a defined benefit pension plan or retirement plan for the benefit of directors.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(1)	All Other Compensation(2)	Total
George M. Ager, Jr.	$25,900	$19,950	$8,750	$500	$55,100
James J. Clarke, Ph.D.	22,900	19,950	8,750	--	51,600
Andrew E. DiPiero, Jr., Esq.	22,500	19,950	8,750	--	51,200
Kenneth R. Gant, MBA	24,500	19,950	8,750	--	53,200
Robert J. Phillips	66,500	26,600	13,125	500	106,725
________________________
(1)
These amounts represent the aggregate grant date fair value of stock awards and option grants during the year ended December 31, 2018, in accordance with FASB ASC Topic 718.  The assumptions  used for calculating the grant date fair value are set forth in Note 14 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on March 29, 2019.  These amounts do not represent actual amounts paid to or realized by our directors for these awards during fiscal year 2018. As of December 31, 2018, each of our non-employee directors held the following aggregate number of unvested stock awards and outstanding options:

	Aggregate Number of Equity Awards Outstanding at Fiscal Year End
Name	Stock Awards	Option Awards
George M. Ager, Jr.	1,500	11,000
James J. Clarke, Ph.D.	1,500	11,000
Andrew E. DiPiero, Jr., Esq.	1,500	11,000
Kenneth R. Gant, MBA	1,500	11,000
Robert J. Phillips	2,000	17,500

(2)	Represents fees paid for the inspection of properties underlying commercial loans.

Narrative to Director Compensation Table.  Members of our Board of Directors receive no compensation for membership on the Board of Quaint Oak Bancorp.  During 2018, each director of Quaint Oak Bank, other than Messrs. Strong and Augustine, received an annual retainer of $7,000 and received $900 for each meeting of the Board of Directors, with one paid absence permitted per year.  For meetings of the Compensation Committee and Nominating and Corporate Governance Committee, members received $400 for each committee meeting and Quaint Oak Bank’s Loan Committee members received $450 for each committee meeting.  Mr. Phillips, as Chair of the Compensation and Loan Committees, received $500 per meeting as Chair. Members of the Audit Committee received $600 per meeting attended in person and Mr. DiPiero received $750 per meeting as Chair. Messrs. Clarke and Gant, as Chairs of Quaint Oak Bank’s ALCO Committee and Risk Management Committee, respectively, received $750 per committee meeting.  The other ALCO and Risk Management Committee members are executive officers and did not receive committee meeting fees.  Committee fees are paid only if the meeting is attended.  In addition to the regular annual retainer and meeting fees, the Chairman of the Board received a fee of $3,000 per month during fiscal 2018. During 2018, Messrs. Ager and Phillips each received $500 for the inspection of properties securing certain commercial loans.

During the year ended December 31, 2018, we made grants and awards of restricted stock and stock options to the members of our Board of Directors under our 2018 Stock Incentive Plan.  Each of our non-employee directors received a grant of 1,500 shares of restricted stock and an award of 5,000 stock options, except for Mr. Phillips, our Chairman of the Board, who received a grant of 2,000 shares of restricted stock and an award of 7,500 stock options.  The grants and awards of restricted stock and stock options are vesting at a rate of 20% per year commencing on May 9, 2019 and will be fully vested as of May 9, 2023.  The stock options have an exercise price of $13.30 per share and will expire on May 9, 2028.

Related Party Transactions

Certain of our directors and executive officers as well as members of their immediate families and others who are considered “related persons” under Item 404 of Regulation S-K of the SEC are also customers of Quaint Oak Bank.  Any loans to related persons are made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to Quaint Oak Bank.  We had no loans outstanding to our directors, executive officers, any of their immediate family members or any related persons at December 31, 2018.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the compensation paid by Quaint Oak Bank to our President and Chief Executive Officer and the other two highest compensated executive officers of us or Quaint Oak Bank for the years ended December 31, 2018 and 2017.

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards(2)	All Other Compensation(3)	Total
Robert T. Strong	2018	$312,000	$70,583	$133,000	$52,500	$13,184	$581,267
President and Chief Executive Officer	2017	297,000	61,042	--	$--	16,730	374,772
John J. Augustine	2018	219,450	31,762	99,750	35,000	13,054	399,016
Executive Vice President and Chief Financial Officer	2017	209,000	27,469	--	--	15,686	252,155
William R. Gonzalez	2018	155,000	24,704	66,500	26,250	9,354	281,808
Senior Vice President, Business Development- Quaint Oak Bank	2017	147,000	21,365	--	--	11,230	179,595
_____________________

(1)	Reflects bonus for the year, paid in the following fiscal year.

(2)
Reflects the grant date fair value in accordance with FASB ASC Topic 718 for stock awards and stock options that were granted during the fiscal year. The valuation of the restricted stock awards is based on a grant date fair value of $13.30. The assumptions used in valuing the stock option awards are set forth in Note 14 to the Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended December 31, 2018.

(3)
Includes the fair market value, based on a closing price of $11.82 on December 31, 2018, of the shares of Quaint Oak Bancorp common stock and cash allocated to the employee stock ownership plan accounts of Messrs. Strong, Augustine and Gonzalez, life insurance premiums and for Messrs. Augustine and Gonzalez, dividends paid on shares of restricted stock that vested during the fiscal year. All other compensation does not include amounts attributable to other miscellaneous benefits.  The costs to Quaint Oak Bank of providing such benefits did not exceed $10,000.

Narrative to Summary Compensation Table.  The Compensation Committee approved a base salary of $312,000 for Mr. Strong in 2018, an increase of $15,000, or 5.0%, over his base salary for 2017.  The dollar amount of his base salary was determined by the Compensation Committee’s review of the local market for chief executive officer compensation and was intended to ensure that Quaint Oak Bank remained competitive in attracting and retaining a qualified chief executive officer.  The Compensation Committee approved a bonus pool for all executive officers for 2018 which was paid in 2019.  The base amount of the bonus pool was 10% of the consolidated net income for the year ended December 31, 2018 of Quaint Oak Bank, excluding income of Quaint Oak Bancorp, with the total aggregate cash payout to executive officers not to exceed 120% of the bonus pool.  Such aggregate payments totaled approximately 82% of the bonus pool for 2018.  In determining the amount of the bonus pool allocated to Mr. Strong, the Compensation Committee utilized a performance matrix.  The matrix consisted of the following six targets: loan growth; deposit growth; subsidiary production; efficiency ratio; Texas Ratio; and Camel rating, in addition to a limited discretionary amount.  The Compensation Committee also considered the awards of restricted stock and grants of stock options to Mr. Strong during the year ended December 31, 2018.  In addition, in 2018 Mr. Strong received dues and membership fees for a local country club as a means of supporting business development.

    At the annual meeting of shareholders of Quaint Oak Bancorp held on May 8, 2013, the shareholders recommended, on an advisory basis, that future advisory votes on executive compensation should be held every three years.  Consistent with the shareholder recommendation, the Board of Directors of Quaint Oak Bancorp determined that it would hold an advisory vote on executive compensation every three years.  The advisory vote on the compensation of our named executive officers is being presented as proposal two at this annual meeting.  The advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers is being presented as proposal three at this annual meeting.

Outstanding Equity Awards at Fiscal Year-End

The table below sets forth outstanding equity awards at December 31, 2018 to our named executive officers.

	Option Awards(1)				Stock Awards
	Number of Securities Underlying Unexercised Options		Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(5)
Name	Exercisable	Unexercisable
Robert T. Strong	30,000 --	-- 30,000	$8.10 13.30	5/8/2023(2) 5/9/2028(3)	10,000(3)	$118,200
John J. Augustine	20,000 --	-- 20,000	8.10 13.30	5/8/2023(2) 5/9/2028(3)	7,500(3)	88,650
William R. Gonzalez	10,000 --	-- 15,000	8.10 13.30	5/8/2023(2) 5/9/2028(3)	5,000(3)	59,100
___________________

(1)
On September 8, 2015, Quaint Oak Bancorp effected a two-for-one stock split.  The number of shares subject to each of the options expiring on May 8, 2023 and exercise price of such options was adjusted to reflect the stock split.

(2)	Granted pursuant to our 2013 Stock Incentive Plan and vested at a rate of 20% per year commencing on May 8, 2014.

(3)	Granted pursuant to our 2018 Stock Incentive Plan and vesting at a rate of 20% per year commencing on May 9, 2019.

(4)
Calculated by multiplying the closing market price of our common stock on December 31, 2018, which was $11.82, by the applicable number of shares of common stock underlying the executive officer’s stock awards.

Employment Agreements

Quaint Oak Bank entered into an amended and restated employment agreement with Mr. Strong dated as of December 10, 2008, an employment agreement with Mr. Augustine dated as of September 14, 2012 and an employment agreement with Mr. Gonzalez dated as of March 30, 2018.  The employment agreements have a three-year term which is automatically extended each year for a successive additional one-year period, unless a party to the agreement gives written notice not less than thirty (30) days nor more than ninety (90) days prior to the annual anniversary date, not to extend the employment term.

The employment agreements provide for minimum base salaries of $312,000, $219,500 and $155,000 to be paid to Messrs. Strong, Augustine and Gonzalez, respectively, which may be increased from time to time by the Board of Directors.  The executives are also eligible for a bonus in such amount as determined by the Board of Directors at their discretion.  The agreements provide for participation in employee benefit plans, currently consisting of life insurance, medical and dental, reimbursement for expenses incurred in performing their duties as officers of Quaint Oak Bank and paid vacation as approved by the Board of Directors.

The employment agreements are terminable with or without cause by Quaint Oak Bank. The executive has no right to compensation or other benefits pursuant to the employment agreement for any period after termination by Quaint Oak Bank for cause, as defined in the agreements.  In the event that the employment agreements are terminated by Quaint Oak Bank other than for cause or by the executives as a result of certain adverse actions which are taken with respect to their employment following a change in control, as defined, of Quaint Oak Bank, then the executives will be entitled to a lump sum cash severance amount equal to 2.99 times their average annual compensation for the last three calendar years, subject to reduction pursuant to Section 280G of the Code, as set forth below.

A change in control is generally defined in the employment agreement to mean a change in the ownership or effective control of Quaint Oak Bancorp or Quaint Oak Bank or a change in the ownership of a substantial portion of the assets of Quaint Oak Bancorp or Quaint Oak Bank, in each case as provided under Section 409A of the Code and the regulations thereunder.

The employment agreements provide that, in the event any of the payments to be made thereunder are deemed to constitute “parachute payments” within the meaning of Section 280G of the Code, then such payments and benefits shall be reduced by the minimum necessary to result in the payments not exceeding three times the executive’s average annual compensation from Quaint Oak Bank that was includable in his gross income during the most recent five taxable years ending prior to the year in which the change in control occurs.  As a result, the severance payment in the event of a change in control will not be subject to a 20% excise tax, and Quaint Oak Bank will be able to deduct such payment as compensation expense for federal income tax purposes.

In the event that prior to a change in control the employment agreement is terminated by Quaint Oak Bank other than for cause or the executive’s death or disability, or by the executive for “good reason,” as defined, then Quaint Oak Bank will pay the executive a lump sum cash severance payment equal to three times his current base salary within 30 days following his termination.  Upon his death or disability, Quaint Oak Bank shall pay the executive or his estate or legal representative, a lump sum cash severance payment equal to one times his current base salary within 30 days following the date of termination of employment, plus a lump sum equal to the prorated portion of the bonus that would have been paid if he had remained employed for the full calendar year, based upon the portion of the year that he was able to perform his duties prior to his death or disability.

Retirement Benefits

Retirement benefits are an important element of a competitive compensation program for attracting senior executives, especially in the financial services industry. Our executive compensation program currently includes (i) a 401(k) profit sharing plan which enables our employees to supplement their retirement savings with elective deferral contributions and permits matching and discretionary contributions by us, and (ii) an employee stock ownership plan that allows participants to accumulate retirement benefits in the form of employer stock at no current cost to the participant.

401(k) and Profit Sharing Plan.  We adopted the Quaint Oak Bank 401(k) Plan effective May 1, 2012.  To participate in the 401(k) Plan, eligible employees must have completed two months of full time service and attained age 21.  Participating employees may make elective salary reduction contributions of up to $18,500, of their eligible compensation for 2018.  Quaint Oak Bank may contribute a matching contribution to the plan in an amount it determines each year.  We are also permitted to make discretionary profit sharing contributions to be allocated to participant accounts.

Employee Stock Ownership Plan.  In connection with the initial public offering of Quaint Oak Bancorp in July 2007, we established an employee stock ownership plan for our eligible employees. The employee stock ownership plan acquired 222,180 shares of Quaint Oak Bancorp’s common stock (as adjusted for the two-for-one stock split) utilizing a $1.0 million loan from Quaint Oak Bancorp. The original loan to the employee stock ownership plan had a term of 15 years. We may, at our discretion, make additional contributions in the form of debt service which reduces the principal and the term of the loan. Shares are released for allocation to employees’ accounts as the debt service payments are made.  Shares released from the suspense account are allocated to each eligible participant's plan account pro rata based on compensation.  Forfeitures may be used for the payment of expenses or be reallocated among the remaining participants. Participants become 100% vested after six years of service or normal retirement age. Participants also become fully vested in their account balances upon a change in control (as defined), death or disability.  Benefits may be payable upon retirement or separation from service.

PROPOSAL TO ADOPT A NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (Proposal Two)

Pursuant to Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act”), the proxy rules of the Securities and Exchange Commission were amended to require that not less frequently than once every three years, a proxy statement for an annual meeting of shareholders for which the proxy solicitation rules of the Securities and Exchange Commission require compensation disclosure must also include a separate resolution subject to shareholder vote to approve the compensation of Quaint Oak Bancorp’s named executive officers disclosed in the proxy statement.

This proposal, commonly known as a “say on pay” proposal, requests shareholders to support the compensation of the named executive officers as disclosed in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of such officers as described on this proxy statement.

The executive officers named in the summary compensation table and deemed to be “named executive officers” are Messrs. Strong, Augustine and Gonzalez.  Reference is made to the summary compensation table and disclosures set forth under “Executive Compensation” in this proxy statement.

    The proposal gives shareholders the ability to vote on the compensation of our named executive officers through the following resolution:

“Resolved, that the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby approved.”

The shareholder vote on this proposal is not binding on Quaint Oak Bancorp or the Board of Directors and cannot be construed as overruling any decision made by the Board of Directors.  However, the Board of Directors of Quaint Oak Bancorp will review the voting results on the non-binding resolution and take them into consideration when making future decisions regarding executive compensation.

The Board of Directors recommends that you vote FOR the non-binding resolution to approve the compensation of our named executive officers.

ADVISORY VOTE ON THE FREQUENCY OF THE NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (Proposal Three)

Section 951 of the Dodd-Frank Act also amended the proxy rules of the Securities and Exchange Commission to require that not less frequently than once every six years, a proxy statement for an annual meeting of shareholders for which the proxy solicitation rules of the Securities and Exchange Commission require compensation disclosure must also include a separate proposal subject to shareholder vote to determine whether the shareholder vote to approve the compensation of the named executive officers will occur every one, two or three years.

Accordingly, we are seeking a shareholder vote regarding whether the non-binding resolution to approve the compensation of our named executive officers should occur every three years, every two years or every year.

The Board of Directors asks that you support a frequency of every three years for future non-binding resolutions on compensation of our named executive officers.  Setting an advisory vote every three years will be the most effective timeframe for Quaint Oak Bancorp to respond to shareholder feedback and provide us with sufficient time to engage with shareholders to understand and respond to the vote results.

The advisory vote on this proposal is not binding on Quaint Oak Bancorp or the Board of Directors and cannot be construed as overruling any decision made by the Board of Directors.  However, the Board of Directors of Quaint Oak Bancorp will review the results on the advisory vote and take them into consideration when making future decisions regarding the frequency of submitting to shareholders the non-binding resolution to approve the compensation of our named executive officers.

The Board of Directors recommends an advisory vote for a frequency of
THREE (3) YEARS for future non-binding resolutions to approve the compensation of our named executive officers.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal Four)

Our Audit Committee has appointed S.R. Snodgrass, P.C., independent registered public accounting firm, to perform the audit of Quaint Oak Bancorp’s financial statements for the year ending December 31, 2019, and further directed that their selection be submitted for ratification by the shareholders at the annual meeting.

We have been advised by S.R. Snodgrass, P.C. that neither that firm nor any of its associates has any relationship with Quaint Oak Bancorp or Quaint Oak Bank other than the usual relationship that exists between independent registered public accounting firms and their clients.  S.R. Snodgrass, P.C. will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In determining whether to appoint S.R. Snodgrass, P.C. as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by S.R. Snodgrass, P.C. is compatible with maintaining their independence.  Each new engagement of S.R. Snodgrass, P.C. was approved in advance by the Audit Committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the SEC’s rules.

Audit Fees

The following table sets forth the aggregate fees paid by us to S.R. Snodgrass, P.C. for professional services in connection with the audit of Quaint Oak Bancorp’s consolidated financial statements for the years ended December 31, 2018 and 2017 and the fees paid by us to S.R. Snodgrass, P.C.  for tax services during the years ended December 31, 2018 and 2017. No fees were paid by us to S.R. Snodgrass, P.C. for audited-related services or any other services rendered by S.R. Snodgrass, P.C. during fiscal 2018 or 2017.

	Year Ended December 31,
	2018	2017
Audit Fees(1)	$95,301	$87,542
Audit-related fees	--	--
Tax fees (2)	10,750	10,503
All other fees	--	--
Total	$106,051	$98,045
____________________

(1)
Audit fees consist of fees for professional services rendered for the audit of Quaint Oak Bancorp’s financial statements, review of financial statements included in Quaint Oak Bancorp’s quarterly reports, financial and compliance audits required by HUD, and for services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2)	Tax fees consist primarily of fees paid in connection with preparing federal and state income tax returns and other tax, audit and related services.

   The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Quaint Oak Bancorp.  The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee’s charter.  In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. The Audit Committee separately approves other individual engagements as necessary.  The chair of the Audit Committee has been delegated the authority to approve audit-related and non-audit related services in lieu of the full Audit Committee and presents all such previously-approved engagements to the full Audit Committee.

The Board of Directors recommends that you vote FOR the ratification of the appointment of S.R. Snodgrass, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed Quaint Oak Bancorp’s audited consolidated financial statements with management.  The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed in PCAOB Auditing Standard No. 16, (Communications with Audit Committees).  The Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant their independence.  Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Quaint Oak Bancorp’s Annual Report on Form 10-K for fiscal year ended December 31, 2018, for filing with the Securities and Exchange Commission.

Members of the Audit Committee
Andrew E. DiPiero, Jr., Esq., Chairman
Kenneth R. Gant, MBA
Robert J. Phillips

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables below set forth, as of March 19, 2019, the voting record date, certain information as to our common stock beneficially owned by (a) each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 who or which was known to us to be the beneficial owner of more than 5% of our issued and outstanding common stock, (b) our directors, (c) certain executive officers of Quaint Oak Bancorp and/or Quaint Oak Bank, and (d) all directors and executive officers as a group.

	Common Stock Beneficially Owned as of March 19, 2019(1)
Name of Beneficial Owner	Amount	Percentage(2)

Quaint Oak Bancorp, Inc. Employee Stock Ownership Plan Trust 501 Knowles Avenue Southampton, Pennsylvania 18966	219,314(3)	11.1%

Phil Lifschitz 7 Tulane Drive Livingston, New Jersey 07039	181,600(4)	9.2

(Footnotes begin on following page)

	Common Stock Beneficially Owned as of March 19, 2019(1)
Name of Beneficial Owner	Amount			Percentage(2)
Directors:
George M. Ager, Jr.	46,569	(5)	(6)	2.3
John J. Augustine, CPA	88,799	(5)	(7)	4.4
James J. Clarke, Ph.D.	55,640	(5)		2.8
Andrew E. DiPiero, Jr., Esq.	35,388	(5)	(8)	1.8
Kenneth R. Gant, MBA	41,490	(5)	(9)	2.1
Robert J. Phillips	70,273	(5)	(10)	3.5
Robert T. Strong	234,595	(5)	(11)	11.6

Other Named Executive Officer:
William R. Gonzalez	30,875	(5)	(12)	1.5
All directors and executive officers as a group (10 persons)	668,510	(5)	(13)	31.7%

_______________________

(1)
Based upon filings made with the Securities and Exchange Commission and information furnished by the respective individuals.  Pursuant to regulations under the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (a) voting power, which includes the power to vote or to direct the voting of the shares, or (b) investment power, which includes the power to dispose or to direct the disposition of the shares.  Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.  A person is deemed to have beneficial ownership of any shares of common stock which may be acquired within 60 days of the record date pursuant to the exercise of outstanding stock options.

(2)
Each beneficial owner’s percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days of the voting record date have been exercised.

(3)
Mr. John J. Augustine and Ms. Diane J. Colyer act as trustees of the Quaint Oak Bancorp, Inc. Employee Stock Ownership Plan Trust.  As of March 19, 2019, 179,637 shares held in the plan trust were allocated to individual accounts established for participating employees and 36,677 shares were held, unallocated, for allocation in future years. In general, the allocated shares held in the plan trust as of March 20, 2019, will be voted by the plan trustees in accordance with the instructions of the participants. Any unallocated shares are generally required to be voted by the plan trustees for or against proposals to shareholders in the same proportion as the shares of Company Stock which have been allocated to the accounts of individual participants and their beneficiaries are actually voted thereby, subject to each case to the fiduciary duties of the plan trustees and applicable law.  The amount of our common stock beneficially owned by officers who serve as plan trustees and by all directors and executive officers as a group does not include the shares held by the plan trust other than shares specifically allocated to the individual officer’s account.

(4)
Based on the most current information obtained by Quaint Oak Bancorp from Mr. Lifschitz. Mr. Lifschitz reported sole voting and dispositive power with respect to the 181,600 shares which represented 9.2% of our outstanding common stock at March 19, 2019.

(5)
Includes share awards to directors and officers which are vesting within 60 days of the voting record date and stock options which have been granted to the directors and officers under Quaint Oak Bancorp’s 2013 Stock Incentive Plan and 2018 Stock Incentive Plan which are exercisable within 60 days of the voting record date as follows:

Name	Stock Options	Share Awards
George M. Ager, Jr.	5,500	300
John J. Augustine, CPA	24,000	1,500
James J. Clarke, Ph.D.	5,000	300
Andrew E. DiPiero, Jr., Esq.	7,000	300
Kenneth R. Gant, MBA	7,000	300
Robert J. Phillips	11,500	400
Robert T. Strong	36,000	2,000
William R. Gonzalez	13,000	1,000

All directors and executive officers as a group (10 persons)	131,400	6,900

(6)	Includes 33,802 shares held jointly with Mr. Ager’s spouse, and 6,967.693 allocated to the account of his spouse in the Quaint Oak Bancorp ESOP.

(Footnotes continued on following page)

_________________________

(7)
Includes 3,000 shares held by Mr. Augustine’s spouse, 22,200 shares held in Mr. Augustine’s individual retirement account 3,350.557 shares held in Mr. Augustine’s account in the 401(k) Plan and 15,638.264 shares allocated to Mr. Augustine’s account in the ESOP.

(8)	Includes 2,000 shares held by Mr. DiPiero’s spouse and 10,000 shares held in Mr. DiPiero’s individual retirement account.

(9)	Includes 20,000 shares held in Mr. Gant’s individual retirement account and 800 shares held in custody by Mr. Gant for his daughter.

(10)	Includes 53,909 shares held jointly with Mr. Phillips’s spouse, 633 shares held by his spouse and 1,431 shares held in Mr. Phillips’s individual retirement account.

(11)
Includes 142,074 shares held jointly with Mr. Strong’s spouse, 22,242 shares held in Mr. Strong’s individual retirement account, 6,859.937 shares held in Mr. Strong’s account in the 401(k) Plan and 33,419.597 shares allocated to Mr. Strong’s account in the ESOP. The address for Mr. Strong is c/o Quaint Oak Bank, 501 Knowles Avenue, Southampton, Pennsylvania 18966.

(12)	Includes 6,814.792 shares allocated to Mr. Gonzalez’s account in the 401(k) Plan and 8,268.917 shares allocated to Mr. Gonzalez’s account in the ESOP.

(13)
Includes an aggregate of 17,775.0802 shares of common stock held in the 401(k) Plan and 87,172.795 shares of common stock which are held by the Quaint Oak Bancorp, Inc. ESOP on behalf of our executive officers as a group.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of Quaint Oak Bancorp, Inc.’s common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file.  Other than the Quaint Oak Bancorp, Inc. Employee Stock Ownership Plan and Mr. Strong, we know of no person who owns 10% or more of our common stock.

Based solely on review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, 2018, all of our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a).

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholder Proposals.  Any proposal which a shareholder wishes to have included in the proxy materials of Quaint Oak Bancorp relating to the next annual meeting of shareholders, which is expected to be held in May 2020, must be received at our principal executive offices located at 501 Knowles Avenue, Southampton, Pennsylvania 18966, Attention:  Diane J. Colyer, Corporate Secretary, no later than December 7, 2019.  If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders.  It is urged that any such proposals be sent certified mail, return receipt requested.

Shareholder proposals which are not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting pursuant to Section 2.10 of our Bylaws, which provides that the shareholder must give timely notice thereof in writing to the Corporate Secretary.  To be timely with respect to the annual meeting of shareholders expected to be held in May 2019, a shareholder’s notice must be delivered to, or mailed and received at, our principal executive offices no later than December 7, 2019.  A shareholder’s notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting the information required by Section 2.10 of our Bylaws.

    Shareholder Nominations.  Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by the Board or the Nominating Committee thereof, shall be made by a shareholder who has complied with the notice provisions in the Bylaws.  Written notice of a shareholder nomination generally must be communicated to the attention of the Corporate Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders.  For our annual meeting in 2020, this notice must be received by December 7, 2019.  Each written notice of a shareholder nomination is required to set forth certain information specified in Section 3.12 of Quaint Oak Bancorp’s Bylaws.  We did not receive any shareholder nominations with respect to this annual meeting.

Other Shareholder Communications.  Our Board of Directors has adopted a formal process by which shareholders may communicate with the Board.  Shareholders who wish to communicate with our Board of Directors may do so by sending written communications addressed to the Board of Directors of Quaint Oak Bancorp, Inc., c/o Diane J. Colyer, Corporate Secretary, 501 Knowles Avenue, Southampton, Pennsylvania 18966.

ANNUAL REPORTS

A copy of our Annual Report to Shareholders for the year ended December 31, 2018 accompanies this proxy statement.  Such annual report is not part of the proxy solicitation materials.

Upon receipt of a written request, we will furnish to any shareholder without charge a copy of our Annual Report on Form 10-K (without exhibits) for fiscal 2018 required to be filed with the Securities and Exchange Commission. In addition, upon written request, we will furnish copies of the exhibits to the Annual Report on Form 10-K for a fee that covers our reasonable expenses in furnishing such exhibits.  Such written requests should be directed to Diane J. Colyer, Corporate Secretary, Quaint Oak Bancorp, 501 Knowles Avenue, Southampton, Pennsylvania 18966.  The Form 10-K is not part of the proxy solicitation materials.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Quaint Oak Bancorp. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of our common stock.  In addition to solicitations by mail, our directors, officers and employees may solicit proxies personally or by telephone without additional compensation.

QUAINT OAK BANCORP INC

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends that you vote "FOR" all the nominees for director listed below, "FOR" the adoption of the non-binding resolution, for "3 Years" on the advisory vote on the frequency of the non-binding resolution and "FOR" the ratification of S.R. Snodgrass, P.C.

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1. ELECTION OF DIRECTORS: NOMINEES for a three-year term expiring in 2022:

Nominee	For	Withhold
01 - John J. Augustine, CPA	☐	☐
02 - Kenneth R. Gant, MBA	☐	☐
03 - Robert T. Strong	☐	☐

	For	Against	Abstain
2. PROPOSAL TO ADOPT a non-binding resolution approving the compensation of our named executive officers.	☐	☐	☐
4. PROPOSAL TO RATIFY THE APPOINTMENT of S.R. Snodgrass, P.C. as Quaint Oak Bancorp's independent registered public accounting firm for the year ending December 31, 2019.	☐	☐	☐

	3 Years	2 Years	1 Year	Abstain
3. ADVISORY VOTE on the frequency of the non-binding resolution to approve the compensation of our named executive officers.	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign this proxy exactly as your name appears on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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0303DE

IMPORTANT ANNUAL MEETING INFORMATION

www.quaintoak.com/investors/annual-meeting/.

The proxy statement also contains directions to attend the annual meeting.

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY — QUAINT OAK BANCORP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF QUAINT OAK BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 8, 2019 AND AT ANY ADJOURNMENT THEREOF.

The Board of Directors of Quaint Oak Bancorp, or any successors thereto, are hereby appointed as proxies with full powers of substitution, to represent and vote, as designated on the reverse side, all the shares of common stock of Quaint Oak Bancorp held of record by the shareholder named on the reverse side as of March 19, 2019, at the Annual Meeting of Shareholders to be held at Quaint Oak Bancorp's corporate headquarters located at 501 Knowles Avenue, Southampton, Pennsylvania 18966, on Wednesday, May 8, 2019, at 2:00 p.m., Eastern time, and any adjournment thereof.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote "FOR" all the nominees for director listed on the reverse side, "FOR" the adoption of the non-binding resolution, for "3 Years" on the advisory vote on the frequency of the non-binding resolution and "FOR" the ratification of S.R. Snodgrass, P.C.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF QUAINT OAK BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR THE ADOPTION OF THE NON-BINDING RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, FOR 3 YEARS ON THE ADVISORY VOTE ON THE FREQUENCY OF THE NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, FOR THE RATIFICATION OF AUDITORS AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

C Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

April 5, 2019

To:	Participants in the Quaint Oak Bank 401(k) Plan

Re:          Instructions for voting shares of Quaint Oak Bancorp, Inc.

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Quaint Oak Bancorp, Inc.  We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Quaint Oak Bancorp held in your account in the Quaint Oak Bank 401(k) Plan will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, 2018 Annual Report to Shareholders and Voting Instruction Card.  After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the 401(k) Plan by marking, dating, signing and returning the enclosed Voting Instruction Card in the enclosed envelope no later than three business days prior to the meeting, by May 3, 2019.  Computershare will tabulate the votes for the purpose of having those shares voted by the Trustees.

We urge each of you to vote, as a means of participating in the governance of the affairs of Quaint Oak Bancorp.  If your voting instructions are not received, the shares held in the 401(k) Plan will generally not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which are held in the 401(k) Plan.  If you also own shares of Quaint Oak Bancorp common stock outside of the 401(k) Plan you should receive other voting material for those shares.  Please return all your voting material so that all your shares may be voted.

Sincerely,

Robert T. Strong President and Chief Executive Officer

QUAINT OAK BANCORP INC

VOTE

C123456789

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000004

ENDORSEMENT_LINE______________ SACKPACK_______________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Voting Instruction Card

▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Proposals — The Board of Directors recommends that you vote "FOR" all the nominees for director listed below, "FOR" the adoption of the non-binding resolution, for "3 Years" on the advisory vote on the frequency of the non-binding resolution and "FOR" the ratification of S.R. Snodgrass, P.C.

+

1. ELECTION OF DIRECTORS: NOMINEES for a three-year term expiring in 2022:

Nominee	For	Withhold
01 - John J. Augustine, CPA	☐	☐
02 - Kenneth R. Gant, MBA	☐	☐
03 - Robert T. Strong	☐	☐

	For	Against	Abstain
2. PROPOSAL TO ADOPT a non-binding resolution approving the compensation of our named executive officers.	☐	☐	☐
4. PROPOSAL TO RATIFY THE APPOINTMENT of S.R. Snodgrass, P.C. as Quaint Oak Bancorp's independent registered public accounting firm for the year ending December 31, 2019.	☐	☐	☐

	3 Years	2 Years	1 Year	Abstain
3. ADVISORY VOTE on the frequency of the non-binding resolution to approve the compensation of our named executive officers.	☐	☐	☐	☐

In their discretion, the Trustees of the 401(k) Plan are authorized to vote upon such other business as may properly come before the meeting.

B Authorized Signature — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign this card exactly as your name appears on this card. When signing in a representative capacity, please give title.

Date (mm/dd/yyyy) — Please print date below.	Signature — Please keep signature within the box.
/ /	

C 1234567890 JNT

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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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03042E

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Voting Instruction Card - Quaint Oak Bancorp, Inc.

The participant named on the reverse side hereby instructs the Trustees of the Quaint Oak Bank 401(k) Plan to vote, as designated on the reverse side, all the shares of common stock of Quaint Oak Bancorp, Inc. allocated to my 401(k) Plan account as of March 19, 2019 at the Annual Meeting of Shareholders to be held at the headquarters of Quaint Oak Bancorp, Inc. located at 501 Knowles Avenue, Southampton, Pennsylvania, on Wednesday, May 8, 2019, at 2:00 p.m., Eastern time, or at any adjournment thereof.

THE SHARES OF QUAINT OAK BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS, FOR THE ADOPTION OF THE NON-BINDING RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, FOR 3 YEARS ON THE ADVISORY VOTE ON THE FREQUENCY OF THE NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, FOR RATIFICATION OF QUAINT OAK BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES.

Voting instructions must be received no later than three business days prior to the meeting, by May 3, 2019. If no voting instructions are received, the shares allocated to your account will not be voted.

April 5, 2019

To:	Participants in the Quaint Oak Bancorp, Inc. Employee Stock Ownership Plan (the “ESOP”)

Re:        Instructions for voting shares of Quaint Oak Bancorp, Inc.

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Quaint Oak Bancorp, Inc.  We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Quaint Oak Bancorp allocated to your account in the Quaint Oak Bancorp, Inc. ESOP will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, 2018 Annual Report to Shareholders and Voting Instruction Card.  After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the ESOP by marking, dating, signing and returning the enclosed Voting Instruction Card in the enclosed envelope no later than three business days prior to the meeting, by May 3, 2019.  Computershare will tabulate the votes for the purpose of having those shares voted by the Trustees.

We urge each of you to vote, as a means of participating in the governance of the affairs of Quaint Oak Bancorp.  If your voting instructions are not received, the shares allocated to your ESOP account will generally not be voted.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the ESOP.  If you also own shares of Quaint Oak Bancorp common stock outside of the ESOP, you should receive other voting material for those shares.  Please return all your voting material so that all your shares may be voted.

Sincerely,

Robert T. Strong President and Chief Executive Officer

QUAINT OAK BANCORP INC

VOTE

C123456789

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000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

000004

ENDORSEMENT_LINE______________ SACKPACK______________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a **black ink** pen, mark your votes with an **X** as shown in this example.
Please do not write outside the designated areas. X

Annual Meeting Voting Instruction Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends that you vote "FOR" all the nominees for director listed below, "FOR" the adoption of the non-binding resolution, for "3 Years" on the advisory vote on the frequency of the non-binding resolution and "FOR" the ratification of S.R. Snodgrass, P.C.

+

1. ELECTION OF DIRECTORS: NOMINEES for a three-year term expiring in 2022:

Nominee	For	Withhold
01 - John J. Augustine, CPA	☐	☐
02 - Kenneth R. Gant, MBA	☐	☐
03 - Robert T. Strong	☐	☐

	For	Against	Abstain
2. PROPOSAL TO ADOPT a non-binding resolution approving the compensation of our named executive officers.	☐	☐	☐
4. PROPOSAL TO RATIFY THE APPOINTMENT of S.R. Snodgrass, P.C. as Quaint Oak Bancorp's independent registered public accounting firm for the year ending December 31, 2019.	☐	☐	☐

	3 Years	2 Years	1 Year	Abstain
3. ADVISORY VOTE on the frequency of the non-binding resolution to approve the compensation of our named executive officers.	☐	☐	☐	☐

In their discretion, the Trustees of the ESOP are authorized to vote upon such other business as may properly come before the meeting.

B Authorized Signature — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign this card exactly as your name appears on this card. When signing in a representative capacity, please give title.

Date (mm/dd/yyyy) — Please print date below. Signature — Please keep signature within the box.

/ /

C 1234567890 JNT

1 U P X 4 1 3 6 1 6

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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0304LE

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Voting Instruction Card - Quaint Oak Bancorp, Inc.

The participant named on the reverse side hereby instructs the Trustees of the Quaint Oak Bancorp, Inc. Employee Stock Ownership Plan ("ESOP") to vote, as designated on the reverse side, all the shares of common stock of Quaint Oak Bancorp, Inc. allocated to my ESOP account as of March 19, 2019 at the Annual Meeting of Shareholders to be held at the headquarters of Quaint Oak Bancorp, Inc. located at 501 Knowles Avenue, Southampton, Pennsylvania, on Wednesday, May 8, 2019, at 2:00 p.m., Eastern time, or at any adjournment thereof.

THE SHARES OF QUAINT OAK BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS, FOR THE ADOPTION OF THE NON-BINDING RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, FOR 3 YEARS ON THE ADVISORY VOTE ON THE FREQUENCY OF THE NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, FOR RATIFICATION OF QUAINT OAK BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES.

Voting instructions must be received no later than three business days prior to the meeting, by May 3, 2019. If no voting instructions are received, the shares allocated to your account will not be voted.